WAIVER TO NOTE PURCHASE AGREEMENT


	This Waiver (the "Waiver") to the Note Purchase Agreement is issued as of December 31, 1996, to Maui Land & Pineapple Company,
Inc. ("Company") by John Hancock Mutual Life Insurance Company
("John Hancock").

	WHEREAS, Company and John Hancock are parties to that certain Note Purchase Agreement dated as of September 9, 1993 as amended by that certain First Amendment to Note Purchase Agreement dated as of March 30, 1994 and that certain Second Amendment to Note Purchase Agreement dated as of November 13, 1995 (collectively the "Note Purchase Agreement:); and

	WHEREAS, John Hancock transferred a portion of the 9.43% Promissory Notes of the Company to JHMAC Trust 1996, which transferred said portion to Bankers Trust Company as collateral agent (John Hancock and Bankers Trust Company are collectively the "Purchaser"); and

	WHEREAS, the Company has requested that Section 7.4 Dividends, Distributions, etc., be waived with respect to the dividend of five cents ($0.5) per share aggregating eighty-nine thousand eight hundred fifty seven dollars ($89,857) declared on November 1, 1996 and paid on December 20, 1996 (the "Dividend"); and

	WHEREAS, Purchasers are willing to waive the provisions of
Section 7.4 of the Note Purchase Agreement with respect to the Dividend.

	NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Waiver, the Company and Purchasers hereby agree as follows:

	Purchasers waive Section 7.4 of the Note Purchase Agreement with respect to the Dividend.

	Except as specifically set forth above, all of the terms and conditions of the Note Purchase Agreement are hereby ratified and confirmed and remain in full force and effect. Except as set forth herein, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of Purchasers under the Note Purchase Agreement or any of the Notes.

	No fee or other consideration of any type is being paid by Company or any of its subsidiaries to the any other person in connection with this Waiver.

	IN WITNESS WHEREOF, the undersigned executed this Waiver as of the date first set forth above.


							JOHN HANCOCK MUTUAL LIFE
							INSURANCE COMPANY

							By: __/S/ D. DANA DONOVAN___
							Title  Sr. Investment Officer


							BARNETT & CO.



							By: _/S/ RICHARD MCCORMICK
							Title:  ASSISTANT TREASURER


							MAUI LAND & PINEAPPLE
							COMPANY, INC.

							By: _/S/ PAUL J. MEYER_______
							Title: EVP-Finance